SUBSIDIARIES OF SOLUNA HOLDINGS, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna Callisto Holdings, Inc.	Delaware
Soluna Digital, Inc.	Nevada
Soluna Global Services, Inc.	Nevada
Soluna Cloud, Inc.	Nevada
Soluna Energy, Inc. Soluna HPC, Inc. Soluna Wind Holdings, Inc.	Nevada

SUBSIDIARIES OF SOLUNA DIGITAL, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna MC, LLC	Nevada
Soluna SW Holdings, LLC	Delaware
Soluna DV ComputeCo, LLC	Delaware
Soluna DVSL JVCo, LLC	Nevada
SDI SL Borrowing - 1, LLC	Nevada
Soluna DVSL II JVCo, LLC	Delaware
Soluna KKSL JVCo, LLC Soluna DV Devco, LLC	Nevada

SUBSIDIARIES OF SOLUNA SW HOLDINGS, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna SW, LLC	Delaware

SUBSIDIARIES OF SOLUNA MC, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna MC Borrowings, LLC 2021-1	Delaware

SUBSIDIARIES OF DVSL JVCo, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna DVSL HoldCo, LLC	Delaware

SUBSIDIARIES OF SOLUNA DVSL HoldCo, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna DVSL ComputeCo, LLC	Delaware

SUBSIDIARIES OF SOLUNA DVSL II JVCo, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna DVSL II HoldCo, LLC	Delaware

SUBSIDIARIES OF SOLUNA DVSL II HoldCo, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna DVSL II ComputeCo, LLC	Delaware

SUBSIDIARIES OF SOLUNA KKSL JVCo, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna KKSL HoldCo, LLC	Delaware

SUBSIDIARIES OF SOLUNA KKSL HoldCo, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna KK I ComputeCo, LLC	Delaware

SUBSIDIARIES OF SOLUNA ENERGY, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna KK Energy HoldCo, LLC Soluna DV Energy HoldCo, LLC Soluna HL Energy ServiceCo, LLC Soluna EO Energy ServiceCo, LLC	Nevada

SUBSIDIARIES OF KK ENERGY HOLDCO, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna KK Energy ServiceCo, LLC	Delaware

SUBSIDIARIES OF DV ENERGY HOLDCO, LLC

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna DV Services, LLC	Delaware

SUBSIDIARIES OF SOLUNA GLOBAL SERVICES, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna EPC Services, LLC	Nevada
Soluna US Services, LLC	Nevada
Soluna EPC Services II , LLC	Nevada

SUBSIDIARIES OF SOLUNA HPC, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna KK II HPC ComputeCo, LLC	Nevada

SUBSIDIARIES OF SOLUNA WIND HOLDINGS, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna DV Wind JVCo, LLC Soluna DV Wind Holdco, LLC Soluna DV Wind SponsorCo, LLC	Nevada

SUBSIDIARIES OF SOLUNA CLOUD, INC.

Subsidiary Name	Jurisdiction of Incorporation or Organization
Soluna AL CloudCo, LLC Soluna GH CloudCo, LLC	Delaware